UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 19, 2009

Integra Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21 SE Third Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	812-461-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 19, 2009, Integra Bank Corporation (the "Company"), issued a news release announcing that it has received preliminary approval from the U.S. Treasury Department to participate in its Capital Purchase Program, a voluntary initiative designed for U.S. financial institutions to build capital and increase the flow of credit to support the economy.

The news release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

The information in this Current Report on Form 8-K, including the attached exhibit, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 News Release, dated February 19, 2009, issued by the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integra Bank Corporation

February 19, 2009	By:	Martin M. Zorn

Name: Martin M. Zorn
Title: Chief Operating Officer and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	News Release, dated February 19, 2009, issued by the Company